SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	October 14, 2003

POPULAR, INC.

(Exact name of registrant as specified in its charter)

COMMONWEALTH OF PUERTO RICO	NO. 0-13818	NO. 66-0416582

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 MUÑOZ RIVERA AVENUE HATO REY, PUERTO RICO	00918

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (787) 765-9800

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

      On October 8, 2003, the Corporation issued a news release announcing its unaudited operational results for the quarter ended September 30, 2003, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. This information is furnished under both, Item 5. Other Events and Regulation FD Disclosure and Item 12. Results of Operations and Financial Condition in accordance with SEC Release No. 33-8176. The information in this Form 8-K, including Item 12 and Exhibit 99.1, shall be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 7. Financial Statements and Exhibits

     Exhibit

     99.1 News release dated October 8, 2003, announcing Popular, Inc.’s (the “Corporation”) consolidated earnings for the quarter ended September 30, 2003.

Item 12. Disclosure of Results of Operations and Financial Condition

     On October 8, 2003, the Corporation issued a news release announcing its unaudited operational results for the quarter ended September 30, 2003, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. This information is furnished under both, Item 5. Other Events and Regulation FD Disclosure and Item 12. Results of Operations and Financial Condition in accordance with SEC Release No. 33-8176. The information in this Form 8-K, including this Item 12 and Exhibit 99.1, shall be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

      After releasing earnings, it has come to the Corporation’s attention that the credit quality data related to the number of non-performing assets was incorrectly reported as $624 million when it should have been $628 million. The additional $4 million in non-performing assets relate to mortgage loans. This change does not impact the Corporation’s Statement of Financial Condition or Results of Operations, the unaudited financial statements for the quarter or the nine-month period. Set forth below are the Corporation’s credit quality data reflecting the above correction:

	Corrected	Information
	Credit Quality	presented in the
	Information	Press Release

	(dollars in thousands)
Non-performing assets	$628,301	$624,278
Allowance for losses to loans	1.84%	1.84%
Allowance to non-performing assets	63.44	63.85
Allowance to non-performing loans	69.43	69.92
Non-performing assets to loans	2.89	2.88
Non-performing assets to total assets	1.76	1.74
Increase in non-performing mortgage loans as compared with September 30, 2002, $	$67 million	$63 million
Increase in non-performing mortgage loans as compared with September 30, 2002, %	27%	25%
Non-performing mortgage loans	$318 million	$314 million
Non-performing mortgage loans as a % of non-performing assets	51%	50%
Non-performing mortgage loans as a % of total mortgage loans	3.48%	3.44%
Increase in non-performing assets as compared with June 30, 2003, $	$11 million	$7 million
Increase in non-performing assets as compared with June 30, 2003, %	2%	1%
Decrease in non-performing mortgage loans as compared with June 30, 2003, $	$5 million	$9 million
Increase in non-performing assets as compared with September 30, 2002, %	19.25%	18.48%

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POPULAR, INC.

(Registrant)

Date: October 14, 2003	By:	/s/ Amilcar L. Jordán

	Name:	Amilcar L. Jordán
	Title:	Senior Vice President and Comptroller

Exhibit Index

Exhibit Number	Description

99.1	News release, dated October 8, 2003